                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 21, 2000
                Date of Report (Date of Earliest Event Reported)




                               NASHUA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       1-5492-1                                          02-0170100
(Commission File Number)                    (I.R.S. Employer Identification No.)



                               44 FRANKLIN STREET
                           NASHUA, NEW HAMPSHIRE 03064
                    (Address of Principal Executive Offices)


                                  (603)880-2323
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5 - OTHER EVENTS

On March 21, 2000, Nashua Corporation amended the fourth sentence of Article II,
Section 7 of its Bylaws by adding at the end thereof the following proviso:


          PROVIDED, HOWEVER, that, in the election of directors, if some but not all of the total number of directors to be elected receive a majority vote of the shares of stock entitled to vote held by stockholders present in person or by proxy, then the remaining number of directors to be elected, up to the total number of directors to be elected, shall be elected by a plurality of the votes of the shares of stock entitled to vote held by stockholders present in person or by proxy.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          NASHUA CORPORATION



Date:  March 22, 2000                     By  /s/ Peter C. Anastos
                                            ---------------------------------
                                              Peter C. Anastos
                                              Vice President, General Counsel
                                              and Secretary